RULE 497 FILING

On behalf of the Aberdeen Diversified Income Fund, Aberdeen Dynamic Allocation Fund and Aberdeen U.S. Multi-Cap Equity Fund (the “Funds”), each a series of Aberdeen Funds, and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information. The interactive data file included as an exhibit to this filing relates to the prospectus filed with the Securities and Exchange Commission on behalf of the Funds pursuant to Rule 497(c) on March 3, 2017 (Accession No. 0001104659-17-014043), which is incorporated by reference into this Rule 497 Filing.

Exhibit Index

Exhibit No.
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase